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                                                                   Exhibit 10.17
 Fourth Amendment to the Retirement Income Plan for Employees of Scholastic Inc.
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               FOURTH AMENDMENT TO THE RETIREMENT INCOME PLAN FOR
                          EMPLOYEES OF SCHOLASTIC INC.

      In accordance with Section 9.1 of the Retirement Income Plan for Employees of Scholastic Inc. (the "Plan"), the Plan is hereby amended in the following particulars, effective January 1, 1999:

      1. The paragraph titled "PREFACE" is hereby revised to read as follows:

            Effective as of February 1, 1985, the Retirement Income Plan for Employees of Scholastic Inc. was established for eligible employees of Scholastic Inc. and its participating affiliates, which Plan has from time to time been amended. Scholastic Inc. amended and restated the Plan, effective as of July 1, 1989 (except as otherwise specifically provided herein), to comply with the Tax Reform Act of 1986, and subsequent legislation and governmental regulations and certain administrative and conforming amendments. Members who retired or otherwise terminated employment prior to such effective date are governed by the terms of the Plan in effect at the time of their retirement or termination.

            Scholastic Inc. and Scholastic Corporation have determined it to be desirable to amend Section 1.10 of the Plan, effective January 1, 1999, to designate Scholastic Corporation as the "Company", with all of the powers, authority and responsibility of the Company as outlined under the Plan.

      2. Section 1.10 is hereby amended to read as follows:

            1.10 "COMPANY"

            Scholastic Corporation and its successors or assigns.

      3. Section 1.18 is hereby amended to read as follows:

            Section 1.18. "EMPLOYER" shall mean the Company and each of its direct and indirect subsidiaries, except those expressly excluded at Appendix D, which may be modified from time to time by Scholastic Inc.
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            IN WITNESS WHEREOF, the undersigned has executed this amendment this
10th day of December, 1998.

                                        SCHOLASTIC INC.


                                        By: /s/ RICHARD SPAULDING
                                            ------------------------------------
                                                Richard Spaulding
                                                Chairman - Fiduciary Committee &
                                                Executive Vice President

Agreed to by:
SCHOLASTIC CORPORATION


By: /s/ RICHARD SPAULDING
    ------------------------------------
        Richard Spaulding
        Chairman - Fiduciary Committee &
        Executive Vice President


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